UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 14, 2006

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

19700 Fairchild Road, Suite 230, Irvine, California 92612

(Address of principal executive offices)

(949) 955-0078

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 14, 2006, at the Annual Meeting of Stockholders of DynTek, Inc. (the “Company”), the Company’s stockholders voted to approve the Company’s 2006 Nonqualified Stock Option Plan (the “2006 Plan”), which provides for the grant of nonqualified stock options to members of the Board, employees and consultants.  The 2006 Plan was approved by the Board of Directors of the Company on June 15, 2006.  A summary of the principal provisions of the 2006 Plan was disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2006.  The disclosure contained herein is qualified in its entirety by reference to the full text of the 2006 Plan, which is incorporated by reference to Exhibit 10.1 attached to the Form 8-K filed on June 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.
Date: December 20, 2006	By:	\s\ Mark E. Ashdown
Mark E. Ashdown
Chief Financial Officer